Pax World Funds Series Trust I

Pax ESG Beta Quality Fund
Pax Small Cap Fund
Pax Balanced Fund
Pax MSCI International ESG Index Fund
Pax Global Environmental Markets Fund
Pax High Yield Bond Fund

Supplement dated February 28, 2017
to the Prospectus dated April 1, 2016

On February 23, 2017, the Board of Trustees of Pax World Funds Series Trust I voted to close the Class R shares (“R Shares”) of the above-listed Pax World Funds (each a “Fund” and collectively the “Funds”) as of May 1, 2017. On or about May 1, 2017 (the “Closure Date”) all R Shares will be automatically converted into Individual Investor Class shares of the same Fund. The conversion will occur on a tax-free basis, and the value of a shareholder’s account will not change as a result.

Effective at the close of business on March 1, 2017, new investors will not be accepted in R Shares. However, R Shares of the Funds will continue to be available for purchase through retirement plans that currently have R Share accounts with the Funds for as long as is operationally feasible prior to the Closure Date. We anticipate that April 27, 2017 will be the last trade date on which R Share purchases will be accepted.